Exhibit 10.2
(1 of 2)

June 26, 2009

Mr. Jesús Reyes Heroles González Garza
Director General
Petróleos Mexicanos
Avenida Marina Nacional No. 329
Colonia Huasteca C.P. 11311
México

Dear Mr. Reyes Heroles:

We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2008, under the heading “Exploration and Production (Reserves)”. We reviewed the estimates of proved oil, condensate, natural gas, and oil equivalent reserves owned by the United Mexican States (“Mexico”) as of December 31, 2008, for 23 fields. These estimates were prepared in accordance with the reserves definitions of Rules 4-10(a) (1)-(13) of Regulation S-X of the United States Securities and Exchange Commission. The fields are located offshore from Mexico in the Northeastern Marine Region and are those referenced in our audit letter dated May 14, 2009.

Sincerely,

NETHERLAND, SEWELL INTERNATIONAL,
S. DE R.L. DE C.V.

By:
/s/  Robert C. Barg
Robert C. Barg, P.E.
President

Exhibit 10.2
(2 of 2)

June 26, 2009

Mr. Jesús Reyes Heroles González Garza
Director General
Petróleos Mexicanos
Avenida Marina Nacional No. 329
Colonia Huasteca C.P. 11311
México

Dear Mr. Reyes Heroles:

We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2008, under the heading “Exploration and Production (Reserves)”. We reviewed the estimates of proved oil, condensate, natural gas, and oil equivalent reserves owned by the United Mexican States (“Mexico”) as of December 31, 2008, for 100 fields. These estimates were prepared in accordance with the reserves definitions of Rules 4-10(a) (1)-(13) of Regulation S-X of the United States Securities and Exchange Commission. The fields are located onshore in Mexico in the Southern Region and are those referenced in our audit letter dated May 15, 2009.

Sincerely,

NETHERLAND, SEWELL INTERNATIONAL,
S. DE R.L. DE C.V.

By:
/s/  Robert C. Barg
Robert C. Barg, P.E.
President